UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2023

ALPHA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14143 Denver West Blvd Ste. 100, Golden CO          80401
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: 1-800-819-0604

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2023, the Company and AEI Acquisition Company, LLC. (“AEI”), the Company’s majority shareholder, entered into a First Amendment to Revolving Credit Note (the “Amendment”) which amended the convertible Revolving Credit Note dated June 1, 2021 in the maximum amount of $1,500,000 by and between the Company and AEI (the “Revolving Credit Line”). The Amendment amends the Revolving Credit Line to provide that any outstanding amount of principal and/or interest under the Revolving Credit Line may be converted into fully paid and non-assessable shares of common stock, $0.001 per share par value, at a fixed conversion price of $1.50 per share subject to adjustment for stock dividends, stock splits, recapitalizations, or other similar transactions that affect the rights of common stockholders generally. The Amendment eliminated AEI’s right to convert amounts due under the Revolving Credit Line at market based rates if lower than $1.50 per share. As of the date of this Current Report on Form 8-K no amounts were outstanding under the Revolving Credit Line.

AEI has also agreed that the Revolving Credit Line will terminate, and all outstanding and unpaid principal and/or interest thereunder will be paid in full, upon the earlier of (i) the closing of a firm commitment public offering by the Company, and (ii) June 1, 2023.

The forgoing description of the terms of the Amendment is subject to and qualified in its entirety by the full text of the Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
10.1	Revolving Credit Note in the amount of $1,500,000 dated June 1, 2021 (incorporated by reference to Exhibit 10.1 to Company’s Quarterly Report on Form 10-Q filed with the SEC on November 1, 2022)

10.2 *	First Amendment to Revolving Credit Note, dated February 11, 2023, by and among Alpha Energy, Inc. and AEI Acquisition Company, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated: February 15, 2023

ALPHA ENERGY, INC.

/s/ Jay Leaver
Jay Leaver, President